UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2014
Date of Report (Date of earliest event reported)

NANO LABS CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-171658	84-1307164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Ford Building 615 Griswold Street, 17th Floor Suite 1715 Detroit, Michigan	48226
(Address of principal executive offices)	(Zip Code)

(888) 806-2315
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2014, the Board of Directors of Nano Labs Corp., a Colorado corporation (the “Company”), entered into those certain amendments to convertible promissory note as follows:

(i) amendment to converitble promissory note dated July 1, 2014 between the Company and Globe Financial Corp. ("Globe"), which amends that certain convertible promissory note dated December 30, 2012 in the principal amount of $201,000 and precludes Globe from any conversion resulting in Globe holding in excess of 9.99% equity interest of the total issued and oustanding shares of common stock of the Company;

(ii) amendment to convertible promissory note dated July 1, 2014 between the Company and Globe, which amends that certain convertible promissory note dated December 30, 2012 in the principal amount of $90,000 and precludes Globe from any conversion resulting in Globe holding in excess of 9.99% equity interest of the total issued and outstanding shares of common stock of the Company; (collectively, the "Globe Amendments");

(iii) amendment to convertible promissory note dated July 1, 2014 between the Company and Asus Global Holding Inc. ("Asus"), which amends that certain convertible promissory note dated September 17, 2013 in the principal amount of $275,000 and precludes Asus from any conversion resulting in Asus holding in excess of 9.99% equity interest of the total issued and outstanding shares of common stock of the Company; and

(iv) amendment to convertible promissory note dated July 1, 2014 between the Company and Asus, which amends that certain convertible promissory note dated March 31, 2013 in theprincipal amount of $350,000 and precludes Asus from any conversion resulting Asus holding in excess of 9.99% equity interest of the total issued and outstanding shares of common stock of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Amendment to Convertible Promissory Note dated July 1, 2014 between the Company and Globe Financial Corp.

10.2	Amendment to Convertible Promissory Note dated July 1, 2014 between the Company and Globe Financial Corp.

10.3	Amendment to Convertible Promissory Note dated July 1, 2014 between the Company and Asus Global Holding Inc.

10.4	Amendment to Convertible Promissory Note dated July 1, 2014 between the Company and Asus Global Holding Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO LABS CORP.

Date: August 19, 2014	By:	/s/ Bernardo Camacho Chararria
	Name:	Bernardo Camacho Chararria
	Title:	President/Chief Executive Officer

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